UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported October 17, 2001

                       SALOMON SMITH BARNEY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)
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        Delaware                  1-4346             11-2418067
     State or other            (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
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           (Registrant's telephone number, including area code)

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                    SALOMON SMITH BARNEY HOLDINGS INC.
                        Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the three and nine month periods ended September 30, 2001 and 2000 and provides certain additional financial information.

                       SALOMON SMITH BARNEY HOLDINGS INC.
                             SELECTED FINANCIAL DATA
                        (Unaudited, dollars in millions)


                                                                  September 30,
                                                               -----------------

                                                                  2001      2000
                                                                  ----      ----
Total stockholder's equity                                    $ 11,441  $ 10,687
Total assets under fee-based management                       $442,240  $444,200

                                                   Three               Nine
                                               Months Ended        Months Ended
                                               September 30,       September 30,
                                             ----------------- -----------------
                                                 2001    2000     2001      2000
                                                 ----    ----     ----      ----
Revenues:
   Investment Banking                          $  815  $1,003   $2,933    $2,750
   Commissions                                    826     994    2,760     3,327
   Asset management and administration fees       842     848    2,499     2,446
   Principal transactions                           8     760    1,741     2,263
   Other                                          143     108      446       347
                                               ------  ------   ------    ------

      Total noninterest revenues                2,634   3,713   10,379    11,133
                                               ------  ------   ------    ------
   Interest and dividends                       3,410   4,375   11,468    11,637
   Interest expense                             2,814   3,938    9,941    10,348
                                               ------  ------   ------    ------
      Net interest and dividends                  596     437    1,527     1,289
                                               ------  ------   ------    ------

      Revenues, net of interest expense         3,230   4,150   11,906    12,422
                                               ------  ------   ------    ------
Noninterest expenses:
   Compensation and benefits                    1,564   2,181    6,129     6,319
   Floor brokerage and other production           162     171      528       472
   Communications                                 161     170      498       465
   Occupancy and equipment                        152     147      472       406
   Advertising and market development              72     121      276       331
   Professional services                           74      81      241       235
   Other operating and administrative expenses     76     172      356       530
   Restructuring charge                             -       -      112         -
                                               ------  ------   ------    ------
      Total noninterest expenses                2,261   3,043    8,612     8,758
                                               ------  ------   ------    ------
Income before income taxes and cumulative
  effect of change in accounting principle        969   1,107    3,294     3,664

Provision for income taxes                        363     411    1,187     1,322
                                               ------  ------   ------    ------

Income before cumulative effect of
change in accounting principle                    606     696    2,107     2,342
                                               ------  ------   ------    ------

Cumulative effect of change in accounting
  principle (net of tax benefit of $1)              -       -       (1)        -
                                               ------  ------   ------    ------
Net income                                     $  606  $  696   $2,106    $2,342
                                               ======  ======   ======    ======





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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 18, 2001       SALOMON SMITH BARNEY HOLDINGS INC.


                              By:    /s/Micahel J. Day
                                  ------------------------
                                        Michael J. Day
                                        Controller